REGISTRATION RIGHTS AGREEMENT

         Registration Rights Agreement (This "Agreement"), dated April 9, 1998, by and between Accuhealth, Inc., a New York corporation, (the "Company"), and Linda Barkan (the "Shareholder").

                                    RECITALS:

         A. The Shareholder is the owner of 233,049 shares of common stock, par value $.01 per share, of the Company, none of which are registered with the Securities Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to grant to the Shareholder certain rights to such shares registered under the Securities Act.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the parties agree as follows:


                                    ARTICLE I
                                   DEFINITIONS

         1. DEFINITIONS. Unless otherwise expressly set forth herein, capitalized terms used in this Agreement which are not otherwise defined shall have the same meanings ascribed to them in that certain Agreement and Plan of Merger, dated December 1, 1997 among the Company, HHI Acquiring Corp., Healix HealthCare, Inc., Linda Barkan, Chaim Charylan, M.D., Mary Comerford, Jeffrey S. Freed, M.D., Donald GiaQuinto, Robert GiaQuinto, Robert Labra, Kathleen P. O'Brien McDonald, and Arthur Schwacke, Jr. (the "Merger Agreement"). In addition, the following terms, as used herein, have the following meanings:

              1.1  "Holder" means the Shareholder.

              1.2   "Person"   Shall   mean   any    individual,    corporation,
proprietorship,   firm,  partnership,  limited  partnership,  limited  liability company, trust, association or other entity.

              1.3 "Registrable Securities'9 means the Parent Common Stock delivered to the Shareholder pursuant to the Merger Agreement until (i) a registration statement covering such Parent Common Stock (or any securities into which such Parent Common Stock may be hereafter converted by operation of law or otherwise) has been declared effective by the SEC, (ii) it is sold or may be sold pursuant to Rule 144 under the Securities Act or (iii) it has been otherwise transferred, and it may be resold without registration under the Securities Act.

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              1.4  "Selling  Holder"  means a Holder who is selling  Registrable
Securities pursuant to a registration statement under the Securities Act.

              1.5 "Underwriter" means a securities dealer who purchases any Registrable Securities as a principal and not as part of such dealer's market-making activities or who undertakes to sell such securities on a "best efforts basis".


                                   ARTICLE II
                               REGISTRATION RIGHTS

              2.1 COMPANY REGISTRATION. On or prior to the date which is thirteen (13) months after the Effective Time, the Company shall file a registration statement (the "Registration Statement") with the SEC with respect to the Registrable Securities; provided, however, that, subject to the provisions of Section 2.2, below, the Company shall not be obligated to effect such registration within six (6) months of the effective date of a registration of shares initiated by the Company, other than the Company's Registration Statement on Form 5-8 relating to the Company's Amended and Restated 1988 Stock Option Plan or to another similar plan adopted by the Company.

              2.2 PIGGYBACK REGISTRATION RIGHTS.

                  (a)  PIGGYBACK  REGISTRATION.  Subject  to the  provisions  of
Section 2.2(b), below, if, and whenever prior to the filing of the Registration Statement, the Company proposes to register any of its securities under any applicable law for sale to the public, whether for its own account or for the account of other security holders or both, it will, at any such time, give written notice (the "Registration Notice") to the Holder or his permitted transferees or assignees of its intention to do so. Subject to the limitations contained herein, upon written request of the Holder given to the Company within thirty (30) days of receipt by the Holder of the Registration Notice, the Company will cause the Holder's Registrable Securities to be included in the securities to be covered by such registration and, subject to Section 3(b), use its best efforts to cause the Holder's Registrable Securities to be included in any underwriting thereof; provided that, at any time prior to the effective date of the registration statement with respect to such registration, the Company may elect in its discretion to terminate or delay such registration, and upon giving notice thereof to the Holders (i) in the event of any such termination, the Company shall have no further obligation to register the Holder's Registrable Securities in connection with such registration, and (ii) in the event of any such delay, the Company shall be permitted to delay the registration of the Holder's Registrable Securities for the same period as the delay in registering the other securities subject to such registration. The Holder shall have the right to withdraw from participation in any public offering if either of them disapproves of the terms of such offering.

                  (b) MARKETING LIMITATIONS. If the underwriter's representative advises the Company that marketing factors require a limitation of the number of the shares to be sold by shareholders of the Company, the underwriter's representative may exclude some or all of the Holder's Registrable Securities from such public offering; provided, however, that if the

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

underwriter's representative limits the number of shares to be included in an offering and a Holder and other holders of unregistered shares of Parent Common Stock desire to participate in such offering, the number of shares belonging to the Holder and such other holders to be included in such offering shall be allocated between them in proportion to the respective amounts of shares of Parent Common Stock which such parties hold.

                  (c) Notwithstanding anything contained herein to the contrary, the Holder shall not directly or indirectly, sell, pledge, give, transfer, assign or in any other way whatsoever encumber or dispose of (hereinafter collectively called "transfer") any of the Registrable Securities, or any interest therein, except as follows: the Holder may transfer up to 12.5% of the Registrable Securities per quarter, on a cumulative basis, to the extent and in the manner permitted by applicable federal and state securities laws. All certificates for the Registrable Securities shall be endorsed with an appropriate legend referring to this Agreement


                                   ARTICLE III
                             REGISTRATION PROCEDURES


         3.1      FILINGS; INFORMATION.

                  (a) The Company will prepare and file with the SEC the Registration Statement covering sales of the Registrable Securities by the Holder on a form which shall be appropriate for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable after filing. The Company shall furthermore keep such Registration Statement effective until the shares covered thereby are no longer Registrable Securities and shall comply in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended, including, but not limited to, timely filing of all reports with the SEC as required thereunder.

                  (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, and thereafter the Company will furnish to such Selling Holder and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

                  (c) After the filing of the Registration Statement, the Company will promptly notify the Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.


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

                 (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

                  (e) The Company will immediately notify the Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Selling Holder any such supplement or amendment.

                  (f) The Company and the Selling Holder will enter into customary agreements and take such other actions as are reas6nably required in order to expedite or facilitate the disposition of such Registrable Securities.

                  (g) The Company will make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it, in writing, notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Selling Holder of such Registrable Securities agrees that information designated by the Company as confidential and obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. The Selling Holder of such Registrable Securities further agrees that it will, upon learning that the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.


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

                  (h) The Company will otherwise use its best efforts to comply with ail applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  (i) The Company will use its best efforts to cause all Registrable Securities to be listed for trading on each securities exchange or other securities market on which similar securities issued by the Company are then listed.

                  (j) The Company may require the Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

                  (k) The Selling Holder shall, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Selling Holder of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

         3.2  REGISTRATION  EXPENSES.  In addition to the expenses payable under
Section 4.1, in connection with any registration statement required to be filed hereunder, the Company shall pay all registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"), including the following: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities and (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company. The Company shall not have any obligation to pay any underwriting fees, discounts or commission attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holder (or the agents who manage their accounts) or the Underwriter or any fees and expenses of Underwriter's counsel or counsel to the Selling Holder.

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                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Selling Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable counsel fees) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities and expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Holder or on such Selling Holder's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity contained in this Section 4.1 shall not apply to the extent any such loss, claim, damage, liability and expense results from the fact that a copy of the current prospectus (as amended and supplemented, if applicable) was not sent or given to the Person asserting any such loss, claim, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that the Company has provided such current prospectus in accordance with Section 3.1(b) and it was the responsibility of such Selling Holder to provide such Person with a copy of such current prospectus and such copy of such current prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

         4.2 INDEMNIFICATION BY HOLDER OF REGISTRATION SECURITIES. The Selling Holder agrees to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information relating to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or any of its officers, directors or agents or any such controlling Person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company and its respective officers, directors and agents and such controlling person shall have the rights and duties given to such Selling Holder, by the preceding and succeeding paragraphs.

         4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the

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payment of all fees and expenses. In any such proceeding,  any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights.

         5.2 RESTRICTIONS ON PUBLIC SALE. The Selling Holder shall not effect any public sale or distribution of the securities being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, at any time in violation of any provisions of Federal or state securities laws.

         5.3 AMENDMENT AND MODIFICATION. This Agreement may be amended or modified, and any provision of this Agreement may be waived, only by written agreement of the Company and Holder.

         5.4 SUCCESSORS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and

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


permitted assigns, except that the Company may not assign its rights and obligations hereunder. Except as otherwise provided herein, the Shareholder may assign his rights and obligations under this Agreement upon prior written notice to the Company, but no such assignment shall relieve the assigning party of his obligations hereunder.

         5.5 NOTICES. Any notice or other communication under this agreement shall be in writing and shall be considered given upon receipt, if personally delivered or telecopied, or one day after delivery to a courier for next-day delivery, to the parties at the addresses set forth below (or at such other address as a party may specify by notice to the others).

 If to the Company, to it at:               Accuhealth, Inc.
                                            1575 Bronx River Avenue
                                            Bronx, New York 10460
                                            Attention: Glenn C. Davis
                                            Facsimile number: 718-824-2432

 with a copy to:                            Cohen & Tauber LLP
                                            330 Madison Avenue
                                            New York, New York 10022
                                            Attention: Y. Jerry Cohen, Esq.
                                            Facsimile number: 212-972-6569

and a copy to                               Proskauer Rose LLP
                                            1585 Broadway
                                            New York, NY 10036
                                            Attention: Robert Cantone, Esq.
                                            Facsimile number: (212) 969-2900

 If to the Shareholder to:                  Linda Barkan, R.N.
                                            15-27 212 St.
                                            Bayside, New York 11360

 with a copy to:                            Baer Marks & Upham LLP
                                            805 Third Avenue
                                            New York, NY 10022
                                            Leslie J. Levinson, Esq.
                                            Facsimile number: (212) 702-5957


         5.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the state of New York with respect to contracts to be wholly performed in such State.

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

         5.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                                            ACCUHEALTH, INC.

                                            By: /s/ GLENN C. DAVIS
                                               --------------------------------
                                            Name:   Glenn C. Davis
                                            Title:  _________________


                                            /s/ JEFFREY S. FREED As Atty-In-Fact
                                            ------------------------------------
                                                Jeffrey S. Freed
                                                LINDA BARKAN, R.N.


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